EXHIBIT 10.1

                              EMPLOYMENT AGREEMENT


         THIS EMPLOYMENT AGREEMENT (hereinafter referred to as this "AGREEMENT"), entered into as of the 24th day of May, 2000, by and between Peoples Federal Savings and Loan Association of Massillon, a savings and loan association chartered under the laws of the United States (hereinafter referred to as the "EMPLOYER"), and Paul von Gunten, an individual (hereinafter referred to as the "EMPLOYEE");


                                   WITNESSETH:


         WHEREAS, the EMPLOYEE is an employee of the EMPLOYER;

         WHEREAS, as a result of the skill, knowledge and experience of the EMPLOYEE, the Boards of Directors of the EMPLOYER desires to retain the services of the EMPLOYEE as the President and Chief Executive Officer of the EMPLOYER;

         WHEREAS, the EMPLOYEE desires to continue to serve as the President and Chief Executive Officer of the EMPLOYER; and

         WHEREAS, the EMPLOYEE and the EMPLOYER desire to enter into this AGREEMENT to set forth the terms and conditions of the employment relationship between the EMPLOYER and the EMPLOYEE;


         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the EMPLOYER and the EMPLOYEE hereby agree as follows:

     1. Employment and Term. Upon the terms and subject to the conditions of this AGREEMENT, the EMPLOYER hereby employs the EMPLOYEE, and the EMPLOYEE hereby accepts employment, as the President and Chief Executive Officer of the EMPLOYER. The term of this AGREEMENT shall commence on the date hereof and shall end on January 31, 2001 (hereinafter referred to as the "TERM"). In January of each year, the Board of Directors of the EMPLOYER shall review the EMPLOYEE's performance and record the results of such review in the minutes of the Board of Directors. This AGREEMENT shall not be renewed or extended without a taking of affirmative action by the Board of Directors of the EMPLOYER to cause such renewal or extension.

     2.    Duties of EMPLOYEE.

     (a) General Duties and Responsibilities. As the President and Chief Executive Officer of the EMPLOYER, the EMPLOYEE shall perform the duties and responsibilities customary for such office to the best of his ability and in accordance with the policies established by the Board of Directors of the EMPLOYER and all applicable laws and regulations. The EMPLOYEE shall perform such other duties not inconsistent with his position as may be assigned to him from time to time by the Board of Directors of the EMPLOYER; provided, however, that the EMPLOYER shall employ the EMPLOYEE during the TERM in a senior management capacity without material diminishment of the importance or prestige of his position.

     (b) Devotion of Entire Time to the Business of the EMPLOYER. The EMPLOYEE shall devote his entire productive time, ability and attention during normal business hours throughout the TERM to the faithful performance of his duties under this AGREEMENT and his duties for affiliates of the EMPLOYER. The EMPLOYEE shall not directly or indirectly render any services of a business, commercial or professional nature to any person or organization without the prior written consent of the Board of Directors of the EMPLOYER; provided, however, that the EMPLOYEE shall not be precluded from (i) vacations and other leave time in accordance with Section 3(d) hereof; (ii) reasonable participation in community, civic, charitable or similar organizations; or (iii) the pursuit of personal investments which do not interfere or conflict with the performance of the EMPLOYEE's duties to the EMPLOYER.

     3.    Compensation, Benefits and Reimbursements.

     (a) Salary. The EMPLOYEE shall receive during the TERM an annual salary payable in equal installments not less often than monthly. The amount of such annual salary shall be $112,308 until changed by the Board of Directors of the EMPLOYER in accordance with Section 3(b) of this AGREEMENT.

     (b) Annual Salary Review. In January of each year throughout the TERM, the annual salary of the EMPLOYEE shall be reviewed by the Board of Directors of the EMPLOYER and shall be set, effective January 1, at an amount not less than $112,308, based upon the EMPLOYEE's individual performance and the overall profitability and financial condition of the EMPLOYER (hereinafter referred to as the "ANNUAL REVIEW"). The results of the ANNUAL REVIEW shall be reflected in the minutes of the Board of Directors of the EMPLOYER.

     (c) Employee Benefit Program. During the TERM, the EMPLOYEE shall be entitled to participate in all formally established employee benefit, bonus, pension and profit-sharing plans and similar programs that are maintained by the EMPLOYER from time to time, including programs in respect of group health, disability or life insurance, and all employee benefit plans or programs hereafter adopted in writing by the Board of Directors of the EMPLOYER, for which senior management personnel are eligible, including any employee stock ownership plan, stock option plan or other stock benefit plan (hereinafter collectively referred to as the "BENEFIT PLANS"). Notwithstanding the foregoing sentence, the EMPLOYER may discontinue or terminate at any time any such BENEFIT PLANS, now existing or hereafter adopted, to the extent permitted by the terms of such plans and shall not be required to compensate the EMPLOYEE for such discontinuance or termination.

     (d) Vacation and Sick Leave. The EMPLOYEE shall be entitled, without loss of pay, to be absent voluntarily from the performance of his duties under this AGREEMENT, subject to the following conditions:

           (i) The EMPLOYEE shall be entitled to an annual vacation in accordance with the policies periodically established by the EMPLOYER for senior management officials of the EMPLOYER;

           (ii) Vacation time shall be scheduled by the EMPLOYEE in a reasonable manner subject to approval by the EMPLOYER; and

           (iii) The EMPLOYEE shall be entitled to annual sick leave as established by the Board of Directors of the EMPLOYER for senior management officials of the EMPLOYER. Upon termination of employment, the EMPLOYEE shall not be entitled to receive any additional compensation from the EMPLOYER for unused sick leave.

     4.    Termination of Employment.

     (a) General. In addition to the termination of the employment of the EMPLOYEE upon the expiration of the TERM, the employment of the EMPLOYEE shall terminate at any other time during the TERM upon the delivery by the EMPLOYER of written notice of employment termination to the EMPLOYEE. Without limiting the generality of the foregoing sentence, the following subparagraphs (i), (ii) and
(iii) of this Section 4(a) shall govern the obligations of the EMPLOYER to the EMPLOYEE upon the occurrence of the events described in such subparagraphs:

           (i) Termination for JUST CAUSE. In the event that the EMPLOYER terminates the employment of the EMPLOYEE during the TERM because of the EMPLOYEE's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure or refusal to perform the duties and responsibilities assigned in this AGREEMENT, willful violation of any law, rule, regulation or final cease-and-desist order (other than traffic violations or similar offenses), conviction of a felony or for fraud or embezzlement, or material breach of any provision of this AGREEMENT (hereinafter collectively referred to as "JUST CAUSE"), the EMPLOYEE shall not receive, and shall have no right to receive, any compensation or other benefits for any period after such termination.

           (ii)   Termination in connection with CHANGE OF CONTROL.

                  (A) In the event that, before the expiration of the TERM and within six months before or within one year after a CHANGE OF CONTROL (as defined hereinafter) of the EMPLOYER, (I) the employment of the EMPLOYEE is terminated for any reason other than JUST CAUSE, (II) the present capacity or circumstances in which the EMPLOYEE is employed are materially changed, or (III) the EMPLOYEE's responsibilities, authority, compensation or other benefits provided under this AGREEMENT are materially reduced, then the following shall occur:

                           (a) The EMPLOYER  shall  promptly pay to the EMPLOYEE
                    or to his beneficiaries, dependents or estate an amount equal to two times the greater of (1) the annual salary set forth in Section 3(a) of this AGREEMENT or (2) the annual salary payable to the EMPLOYEE as a result of any ANNUAL REVIEW; and

                           (b) The  EMPLOYEE  shall not be  required to mitigate
                    the amount of any payment provided for in this AGREEMENT by seeking other employment or otherwise, nor shall any amounts received from other employment or otherwise by the EMPLOYEE offset in any manner the obligations of the EMPLOYER hereunder.

                  (B) The EMPLOYEE may voluntarily terminate his employment pursuant to this AGREEMENT within twelve months following a CHANGE OF CONTROL and shall be entitled to compensation as set forth in Section 4(a)(ii)(A) of this AGREEMENT in the event that:

                           (I) the present  capacity or  circumstances  in which
                    the EMPLOYEE is employed are materially changed (including, without limitation, a material reduction in responsibilities or authority, or the assignment of duties or responsibilities substantially inconsistent with those normally associated with the position of President and Chief Executive Officer);

                           (II) the EMPLOYEE is no longer the President and Chief Executive Officer of the EMPLOYER;

                           (III) the  EMPLOYEE is required to move his  personal
                    residence, or perform his principal executive functions, more than thirty-five (35) miles from his primary office as of the date of the commencement of the TERM of this AGREEMENT; or

                           (IV) the EMPLOYER  otherwise  breaches this AGREEMENT
                    in any material respect.

           In the event that payments pursuant to this subsection (ii) would result in the imposition of a penalty tax pursuant to Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (hereinafter collectively referred to as "SECTION 280G"), such payments shall be reduced to the maximum amount that may be paid under SECTION 280G without exceeding such limits. Payments pursuant to this subsection also may not exceed the limit set forth in Regulatory Bulletin 27a of the Office of Thrift Supervision.

           (iii) Termination Without JUST CAUSE or CHANGE OF CONTROL. In the event that the employment of the EMPLOYEE is terminated before the expiration of the TERM other than (A) for JUST CAUSE or (B) within six months before or within one year after a CHANGE OF CONTROL, the following shall occur:

                           (I) The EMPLOYER  shall  promptly pay to the EMPLOYEE
                    or to his beneficiaries, dependents or estate an amount equal to the greater of (a) the annual salary set forth in
                    Section 3(a) of this AGREEMENT or (b) the annual salary payable to the EMPLOYEE as a result of any ANNUAL REVIEW;

                           (II) The EMPLOYEE, his dependents,  beneficiaries and
                    estate shall continue to be covered under the health benefit plan of the EMPLOYER at the EMPLOYER'S expense as if the EMPLOYEE were still employed under this AGREEMENT until the earliest of one year after the termination of the EMPLOYEE's employment or the date on which the EMPLOYEE is included in another employer's health benefit plan as a full-time employee; provided, however, that if EMPLOYER is unable, pursuant to the terms of its health insurance plan, to provide such coverage to the EMPLOYEE after termination, the EMPLOYER shall pay to the EMPLOYEE an amount sufficient for the EMPLOYEE to obtain substantially equivalent health insurance from another source; and

                           (III) The EMPLOYEE  shall not be required to mitigate
                    the amount of any payment provided for in this AGREEMENT by seeking other employment or otherwise, nor shall any amounts received from other employment or otherwise by the EMPLOYEE offset in any manner the obligations of the EMPLOYER hereunder.

           In the event that payments pursuant to this subsection (iii) would result in the imposition of a penalty tax pursuant to SECTION 280G, such payments shall be reduced to the maximum amount that may be paid under SECTION 280G without exceeding those limits. Payments pursuant to this subsection also may not exceed the limit set forth in Regulatory Bulletin 27a of the Office of Thrift Supervision.

     (b) Death of the EMPLOYEE. The TERM automatically terminates upon the death of the EMPLOYEE. In the event of such death, the EMPLOYEE's estate shall be entitled to receive the compensation due the EMPLOYEE through the last day of the calendar month in which the death occurred, except as otherwise specified herein.

     (c) "Golden Parachute" Provision. Any payments made to the EMPLOYEE pursuant to this AGREEMENT or otherwise are subject to and conditioned upon their compliance with 12 U.S.C.ss.1828(k) and any regulations promulgated thereunder.

     (d) Definition of "CHANGE OF CONTROL". A "CHANGE OF CONTROL" shall be deemed to have occurred in the event that, at any time during the EMPLOYMENT TERM, either any person or entity obtains "conclusive control" of the EMPLOYER within the meaning of 12 C.F.R. ss.574.4(a), or any person or entity obtains "rebuttable control" within the meaning of 12 C.F.R. ss.574.4(b) and has not rebutted control in accordance with 12 C.F.R. ss.574.4(c).

     5.    Special   Regulatory   Events.   Notwithstanding  Section  4 of  this
AGREEMENT, the obligations of the EMPLOYER to the EMPLOYEE shall be as follows in the event of the following circumstances:

     (a) If the EMPLOYEE is suspended and/or temporarily prohibited from participating in the conduct of the EMPLOYER's affairs by a notice served under section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act (hereinafter referred to as the "FDIA"), the EMPLOYER'S obligations under this AGREEMENT shall be suspended as of the date of service of such notice, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the EMPLOYER may, in its discretion, pay the EMPLOYEE all or part of the compensation withheld while the obligations in this AGREEMENT were suspended and reinstate, in whole or in part, any of the obligations that were suspended.

     (b) If the EMPLOYEE is removed and/or permanently prohibited from participating in the conduct of the EMPLOYER's affairs by an order issued under
Section 8(e)(4) or (g)(1) of the FDIA, all obligations of the EMPLOYER under this AGREEMENT shall terminate as of the effective date of such order; provided, however, that vested rights of the EMPLOYEE shall not be affected by such termination.

     (c) If the EMPLOYER is in default as defined in section 3(x)(1) of the FDIA, all obligations under this AGREEMENT shall terminate as of the date of default; provided, however, that vested rights of the EMPLOYEE shall not be affected.

     (d) All obligations under this AGREEMENT shall be terminated, except to the extent of a determination that the continuation of this AGREEMENT is necessary for the continued operation of the EMPLOYER, (i) by the Director of the Office of Thrift Supervision (hereinafter referred to as the "OTS"), or his or her designee at the time that the Federal Deposit Insurance Corporation enters into an agreement to provide assistance to or on behalf of the EMPLOYER under the authority contained in Section 13(c) of the FDIA or (ii) by the Director of the OTS, or his or her designee, at any time the Director of the OTS, or his or her designee, approves a supervisory merger to resolve problems related to the operation of the EMPLOYER or when the EMPLOYER is determined by the Director of the OTS to be in an unsafe or unsound condition. No vested rights of the EMPLOYEE shall be affected by any such action.

     6. Consolidation, Merger or Sale of Assets. Nothing in this AGREEMENT shall preclude the EMPLOYER from consolidating with, merging into, or transferring all, or substantially all, of its assets to another corporation that assumes all of the EMPLOYER'S obligations and undertakings hereunder. Upon such a consolidation, merger or transfer of assets, the term "EMPLOYER," as used herein, shall mean such other corporation or entity, and this AGREEMENT shall continue in full force and effect.

     7. Confidential Information. The EMPLOYEE acknowledges that during his employment he will learn and have access to confidential information regarding the EMPLOYER and its customers and businesses. The EMPLOYEE agrees and covenants not to disclose or use for his own benefit, or the benefit of any other person or entity, any confidential information, unless or until the EMPLOYER consents to such disclosure or use or such information becomes common knowledge in the industry or is otherwise legally in the public domain. The EMPLOYEE shall not knowingly disclose or reveal to any unauthorized person any confidential information relating to the EMPLOYER, its subsidiaries or affiliates, or to any of the businesses operated by them, and the EMPLOYEE confirms that such information constitutes the exclusive property of the EMPLOYER. The EMPLOYEE shall not otherwise knowingly act or conduct himself (a) to the material detriment of the EMPLOYER, its subsidiaries, or affiliates, or (b) in a manner which is inimical or contrary to the interests of the EMPLOYER.

     8. Nonassignability. Neither this AGREEMENT nor any right or interest hereunder shall be assignable by the EMPLOYEE, his beneficiaries, or legal representatives without the EMPLOYER'S prior written consent; provided, however, that nothing in this Section 8 shall preclude (a) the EMPLOYEE from designating a beneficiary to receive any benefits payable hereunder upon his death, or (b) the executors, administrators, or other legal representatives of the EMPLOYEE or his estate from assigning any rights hereunder to the person or persons entitled thereto.

     9. No Attachment. Except as required by law, no right to receive payment under this AGREEMENT shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge or hypothecation or to execution, attachment, levy, or similar process of assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

     10. Binding Agreement. This AGREEMENT shall be binding upon, and inure to the benefit of, the EMPLOYEE and the EMPLOYER and its respective permitted successors and assigns.

     11. Amendment of AGREEMENT. This AGREEMENT may not be modified or amended, except by an instrument in writing signed by the parties hereto.

     12. Waiver. No term or condition of this AGREEMENT shall be deemed to have been waived, nor shall there be an estoppel against the enforcement of any provision of this AGREEMENT, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver, unless specifically stated therein, and each waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than the act specifically waived.

     13. Severability. If, for any reason, any provision of this AGREEMENT is held invalid, such invalidity shall not affect the other provisions of this AGREEMENT not held so invalid, and each such other provision shall, to the full extent consistent with applicable law, continue in full force and effect. If this AGREEMENT is held invalid or cannot be enforced, then any prior AGREEMENT between the EMPLOYER (or any predecessor thereof) and the EMPLOYEE shall be deemed reinstated to the full extent permitted by law, as if this AGREEMENT had not been executed.

     14.   Headings.   The  headings  of  the  paragraphs  herein  are  included
solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this AGREEMENT.

     15.   Governing  Law.   This  AGREEMENT  has been  executed  and  delivered
in the State of Ohio and its validity, interpretation, performance, and enforcement shall be governed by the laws of this State of Ohio, except to the extent that federal law is governing.

     16. Effect of Prior Agreements. This AGREEMENT contains the entire understanding between the parties hereto and supersedes any prior employment agreement between the EMPLOYER or any predecessor o f the EMPLOYER and the EMPLOYEE.

     17. Notices. Any notice or other communication required or permitted pursuant to this AGREEMENT shall be deemed delivered if such notice or communication is in writing and is delivered personally or by facsimile transmission or is deposited in the United States mail, postage prepaid, addressed as follows:

         If to the EMPLOYER:

                  Peoples Federal Savings and Loan Association of Massillon 211 Lincoln Way East
                  Massillon, Ohio  44646
                  Attention:  Secretary

         With copies to:

                  Cynthia A. Shafer
                  Vorys, Sater, Seymour and Pease LLP
                  Atrium Two, Suite 2100
                  221 East Fourth Street
                  Cincinnati, Ohio  45201-0236

         If to the EMPLOYEE to:

                  Paul von Gunten
                  1531 Merino Circle, N.E.
                  Massillon, Ohio 44646

         IN WITNESS WHEREOF, the EMPLOYER has caused this AGREEMENT to be executed by its duly authorized officer, and the EMPLOYEE has signed this AGREEMENT, each as of the day and year first above written.


Attest:                                     PEOPLES FEDERAL SAVINGS AND LOAN
                                            ASSOCIATION OF MASSILLON



-----------------------             -----------------------------------
                                            its ____________________

Attest:



-----------------------             -----------------------------------
                                            Paul von Gunten